Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies
(a)	Commitments

The contractual obligations of the Company, including purchase commitments under non-cancelable arrangements as of December 31, 2018, are summarized below. The Company does not participate in, or secure financing for, any unconsolidated limited purpose entities.

	Total	2019	2020 and after
Contractual Obligations
Capital commitments	85,110	44,795	40,315
Total	$85,110	$44,795	$40,315

(b)	Significant legal proceedings

Other than as disclosed in Note 13, there is one more significant legal proceeding as of December 31, 2018.

Matter Concerning a Former Director

The Company has entered into an arbitration agreement with a former director, Charles Chu, in connection with Board’s inquiry on his historical beneficial shareholding in the Company. However, the arbitration is still in progress and the Company considered that result is remote at this beginning stage.

(c)   Contingencies

According to the land use right grant contract signed in July 2015 for the site underlying Nam Tai Inno Park project, the Company may be required to pay penalty for the delay of construction if the Company fails to complete the construction within the required period.  In March 2016, the Company entered Amendment 4 to the land use right grant contract, which postponed the commencement date of the construction but without mentioning specific deadline for completion of the construction.  Based on past experience and previous amendments, the Company believes that the construction is still within the required construction period as at December 31, 2018, so no provision for penalty on the delay of construction is recorded as at December 31, 2018. The Company will ongoing review the penalty regarding the possibility of penalty to be imposed on the delay of construction and make provision when necessary.